Supplemental Consolidated Schedules Second Quarter 2025

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Interest Income
Loans	$5,548	$5,533	$5,674	$5,862	$5,761
Loans held for sale	59	28	50	45	41
Investment securities	1,355	1,308	1,326	1,316	1,294
Other interest income	642	647	781	863	889
Total interest income	7,604	7,516	7,831	8,086	7,985
Interest Expense
Deposits	2,541	2,511	2,772	3,004	3,028
Short-term borrowings	291	249	257	284	296
Long-term debt	721	664	656	663	638
Total interest expense	3,553	3,424	3,685	3,951	3,962
Net interest income	4,051	4,092	4,146	4,135	4,023
Provision for credit losses	501	537	560	557	568
Net interest income after provision for credit losses	3,550	3,555	3,586	3,578	3,455
Noninterest Income
Card revenue	442	398	433	426	428
Corporate payment products revenue	192	189	191	203	195
Merchant processing services	474	415	419	440	454
Trust and investment management fees	703	680	703	667	649
Service charges	336	315	314	302	322
Capital markets revenue	390	382	364	397	374
Mortgage banking revenue	162	173	116	155	190
Investment products fees	90	87	87	84	82
Securities gains (losses), net	(57)	—	(1)	(119)	(36)
Other	192	197	207	143	157
Total noninterest income	2,924	2,836	2,833	2,698	2,815
Noninterest Expense
Compensation and employee benefits	2,600	2,637	2,607	2,637	2,619
Net occupancy and equipment	301	306	317	317	316
Professional services	109	98	135	130	116
Marketing and business development	161	182	160	165	158
Technology and communications	534	533	534	524	509
Other intangibles	124	123	139	142	142
Other	352	353	419	289	354
Total noninterest expense	4,181	4,232	4,311	4,204	4,214
Income before income taxes	2,293	2,159	2,108	2,072	2,056
Applicable income taxes	472	443	438	350	445
Net income	1,821	1,716	1,670	1,722	1,611
Net (income) loss attributable to noncontrolling interests	(6)	(7)	(7)	(8)	(8)
Net income attributable to U.S. Bancorp	$1,815	$1,709	$1,663	$1,714	$1,603
Net income applicable to U.S. Bancorp common shareholders	$1,733	$1,603	$1,581	$1,601	$1,518

Earnings per common share	$1.11	$1.03	$1.01	$1.03	$.97
Diluted earnings per common share	$1.11	$1.03	$1.01	$1.03	$.97
Dividends declared per common share	$.50	$.50	$.50	$.50	$.49
Average common shares outstanding	1,559	1,559	1,560	1,561	1,560
Average diluted common shares outstanding	1,559	1,560	1,560	1,561	1,561
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.66	2.72	2.71	2.74	2.67
Return on average assets	1.08	1.04	.98	1.03	.97
Return on average common equity	12.9	12.3	12.1	12.4	12.4
Efficiency ratio	59.2	60.8	61.5	60.2	61.0

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Assets	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Cash and due from banks	$57,807	$50,013	$56,502	$73,562	$65,832
Investment securities
Held-to-maturity	77,879	78,008	78,634	80,025	81,486
Available-for-sale	90,577	86,774	85,992	81,704	79,799
Loans held for sale	2,288	1,746	2,573	3,211	2,582
Loans
Commercial	147,416	144,081	139,484	133,638	135,248
Commercial real estate	48,181	48,334	48,859	50,619	51,887
Residential mortgages	114,475	118,907	118,813	118,034	117,147
Credit card	30,023	29,223	30,350	29,037	28,715
Other retail	40,148	41,274	42,326	42,836	43,136
Total loans	380,243	381,819	379,832	374,164	376,133
Less allowance for loan losses	(7,537)	(7,584)	(7,583)	(7,560)	(7,549)
Net loans	372,706	374,235	372,249	366,604	368,584
Premises and equipment	3,625	3,582	3,565	3,585	3,570
Goodwill	12,637	12,555	12,536	12,573	12,476
Other intangible assets	5,285	5,381	5,547	5,488	5,757
Other assets	63,566	64,195	60,720	59,717	59,972
Total assets	$686,370	$676,489	$678,318	$686,469	$680,058

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$86,972	$84,086	$84,158	$86,838	$86,756
Interest-bearing	431,745	428,439	434,151	434,293	437,029
Total deposits	518,717	512,525	518,309	521,131	523,785
Short-term borrowings	15,039	17,158	15,518	23,708	16,557
Long-term debt	64,013	59,859	58,002	54,839	52,720
Other liabilities	26,705	26,389	27,449	27,470	30,111
Total liabilities	624,474	615,931	619,278	627,148	623,173
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,706	8,678	8,715	8,729	8,688
Retained earnings	78,652	77,691	76,863	76,057	75,231
Less treasury stock	(24,140)	(24,060)	(24,065)	(24,010)	(24,020)
Accumulated other comprehensive income (loss)	(8,609)	(9,042)	(9,764)	(8,746)	(10,308)
Total U.S. Bancorp shareholders' equity	61,438	60,096	58,578	58,859	56,420
Noncontrolling interests	458	462	462	462	465
Total equity	61,896	60,558	59,040	59,321	56,885
Total liabilities and equity	$686,370	$676,489	$678,318	$686,469	$680,058

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Assets
Investment securities	$172,841	$171,178	$171,325	$166,899	$167,020
Loans held for sale	4,843	1,823	3,009	2,757	2,382
Loans
Commercial
Commercial	139,606	135,931	131,180	128,979	130,162
Lease financing	4,211	4,199	4,204	4,159	4,177
Total commercial	143,817	140,130	135,384	133,138	134,339
Commercial real estate
Commercial mortgages	38,194	38,624	39,308	40,343	40,871
Construction and development	10,272	10,266	10,563	11,111	11,418
Total commercial real estate	48,466	48,890	49,871	51,454	52,289
Residential mortgages	115,616	118,844	118,406	117,559	116,478
Credit card	29,588	29,404	29,438	28,994	28,349
Other retail
Retail leasing	3,869	3,990	4,035	4,088	4,185
Home equity and second mortgages	13,678	13,542	13,446	13,239	13,053
Other	23,495	24,228	25,075	25,598	25,992
Total other retail	41,042	41,760	42,556	42,925	43,230
Total loans	378,529	379,028	375,655	374,070	374,685
Interest-bearing deposits with banks	41,550	43,735	50,368	50,547	53,056
Other earning assets	15,579	14,466	13,911	12,907	11,749
Total earning assets	613,342	610,230	614,268	607,180	608,892
Allowance for loan losses	(7,605)	(7,589)	(7,599)	(7,576)	(7,550)
Unrealized gain (loss) on investment securities	(6,602)	(6,473)	(6,416)	(6,291)	(7,464)
Other assets	74,206	73,225	71,654	71,327	71,626
Total assets	$673,341	$669,393	$671,907	$664,640	$665,504

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,117	$79,696	$82,909	$80,939	$83,418
Interest-bearing deposits
Interest checking	131,599	125,651	125,111	125,631	125,709
Money market savings	177,087	195,442	206,557	206,546	208,386
Savings accounts	58,171	50,271	41,200	36,814	38,855
Time deposits	56,916	55,474	56,536	58,827	57,541
Total interest-bearing deposits	423,773	426,838	429,404	427,818	430,491
Short-term borrowings	22,791	18,841	17,607	17,723	17,098
Long-term debt	62,354	58,344	57,428	54,841	52,875
Total interest-bearing liabilities	508,918	504,023	504,439	500,382	500,464
Other liabilities	23,950	25,603	25,287	24,575	25,130
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	54,091	52,803	52,004	51,475	49,221
Total U.S. Bancorp shareholders' equity	60,899	59,611	58,812	58,283	56,029
Noncontrolling interests	457	460	460	461	463
Total equity	61,356	60,071	59,272	58,744	56,492
Total liabilities and equity	$673,341	$669,393	$671,907	$664,640	$665,504

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended June 30,
		2025			2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$172,841	$1,373	3.18%	$167,020	$1,314	3.15%	3.5%
Loans held for sale	4,843	59	4.85	2,382	41	6.98	*
Loans (c)
Commercial	143,817	2,083	5.81	134,339	2,209	6.61	7.1
Commercial real estate	48,466	723	5.98	52,289	847	6.51	(7.3)
Residential mortgages	115,616	1,160	4.01	116,478	1,141	3.92	(.7)
Credit card	29,588	956	12.96	28,349	925	13.13	4.4
Other retail	41,042	637	6.22	43,230	650	6.05	(5.1)
Total loans	378,529	5,559	5.89	374,685	5,772	6.19	1.0
Interest-bearing deposits with banks	41,550	451	4.36	53,056	736	5.58	(21.7)
Other earning assets	15,579	191	4.94	11,749	152	5.22	32.6
Total earning assets	613,342	7,633	4.99	608,892	8,015	5.29	.7
Allowance for loan losses	(7,605)			(7,550)			(.7)
Unrealized gain (loss) on investment securities	(6,602)			(7,464)			11.5
Other assets	74,206			71,626			3.6
Total assets	$673,341			$665,504			1.2

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,117			$83,418			(5.2)%
Interest-bearing deposits
Interest checking	131,599	415	1.26	125,709	386	1.23	4.7
Money market savings	177,087	1,347	3.05	208,386	1,993	3.85	(15.0)
Savings accounts	58,171	252	1.74	38,855	26.27		49.7
Time deposits	56,916	527	3.71	57,541	623	4.35	(1.1)
Total interest-bearing deposits	423,773	2,541	2.41	430,491	3,028	2.83	(1.6)
Short-term borrowings	22,791	291	5.12	17,098	297	6.98	33.3
Long-term debt	62,354	721	4.64	52,875	638	4.85	17.9
Total interest-bearing liabilities	508,918	3,553	2.80	500,464	3,963	3.18	1.7
Other liabilities	23,950			25,130			(4.7)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	54,091			49,221			9.9
Total U.S. Bancorp shareholders' equity	60,899			56,029			8.7
Noncontrolling interests	457			463			(1.3)
Total equity	61,356			56,492			8.6
Total liabilities and equity	$673,341			$665,504			1.2
Net interest income		$4,080			$4,052
Gross interest margin			2.19%			2.11%
Gross interest margin without taxable-equivalent increments			2.17			2.09

Percent of Earning Assets
Interest income			4.99%			5.29%
Interest expense			2.33			2.62
Net interest margin			2.66%			2.67%
Net interest margin without taxable-equivalent increments			2.64%			2.65%
* Not meaningful
(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended
	June 30, 2025			March 31, 2025
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$172,841	$1,373	3.18%	$171,178	$1,328	3.10%	1.0%
Loans held for sale	4,843	59	4.85	1,823	28	6.07	*
Loans (c)
Commercial	143,817	2,083	5.81	140,130	2,040	5.90	2.6
Commercial real estate	48,466	723	5.98	48,890	725	6.02	(.9)
Residential mortgages	115,616	1,160	4.01	118,844	1,189	4.00	(2.7)
Credit card	29,588	956	12.96	29,404	956	13.19	.6
Other retail	41,042	637	6.22	41,760	633	6.15	(1.7)
Total loans	378,529	5,559	5.89	379,028	5,543	5.91	(.1)
Interest-bearing deposits with banks	41,550	451	4.36	43,735	481	4.46	(5.0)
Other earning assets	15,579	191	4.94	14,466	166	4.65	7.7
Total earning assets	613,342	7,633	4.99	610,230	7,546	4.99	.5
Allowance for loan losses	(7,605)			(7,589)			(.2)
Unrealized gain (loss) on investment securities	(6,602)			(6,473)			(2.0)
Other assets	74,206			73,225			1.3
Total assets	$673,341			$669,393			.6

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,117			$79,696			(.7)%
Interest-bearing deposits
Interest checking	131,599	415	1.26	125,651	342	1.10	4.7
Money market savings	177,087	1,347	3.05	195,442	1,483	3.08	(9.4)
Savings accounts	58,171	252	1.74	50,271	170	1.37	15.7
Time deposits	56,916	527	3.71	55,474	516	3.77	2.6
Total interest-bearing deposits	423,773	2,541	2.41	426,838	2,511	2.39	(.7)
Short-term borrowings	22,791	291	5.12	18,841	249	5.37	21.0
Long-term debt	62,354	721	4.64	58,344	664	4.61	6.9
Total interest-bearing liabilities	508,918	3,553	2.80	504,023	3,424	2.75	1.0
Other liabilities	23,950			25,603			(6.5)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	54,091			52,803			2.4
Total U.S. Bancorp shareholders' equity	60,899			59,611			2.2
Noncontrolling interests	457			460			(.7)
Total equity	61,356			60,071			2.1
Total liabilities and equity	$673,341			$669,393			.6
Net interest income		$4,080			$4,122
Gross interest margin			2.19%			2.24%
Gross interest margin without taxable-equivalent increments			2.17			2.22

Percent of Earning Assets
Interest income			4.99%			4.99%
Interest expense			2.33			2.27
Net interest margin			2.66%			2.72%
Net interest margin without taxable-equivalent increments			2.64%			2.70%
* Not meaningful
(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Six Months Ended June 30,
	2025			2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities (b)	$172,014	$2,701	3.14%	$164,128	$2,508	3.06%	4.8%
Loans held for sale	3,341	87	5.17	2,192	78	7.14	52.4
Loans (c)
Commercial	141,984	4,123	5.85	132,553	4,389	6.66	7.1
Commercial real estate	48,677	1,448	6.00	52,663	1,701	6.49	(7.6)
Residential mortgages	117,221	2,349	4.01	116,059	2,248	3.88	1.0
Credit card	29,497	1,912	13.07	28,145	1,865	13.32	4.8
Other retail	41,398	1,270	6.19	43,458	1,292	5.98	(4.7)
Total loans	378,777	11,102	5.90	372,878	11,495	6.19	1.6
Interest-bearing deposits with banks	42,637	932	4.41	51,979	1,440	5.57	(18.0)
Other earning assets	15,025	357	4.80	11,336	289	5.14	32.5
Total earning assets	611,794	15,179	4.99	602,513	15,810	5.27	1.5
Allowance for loan losses	(7,597)			(7,493)			(1.4)
Unrealized gain (loss) on investment securities	(6,537)			(7,293)			10.4
Other assets	73,718			71,980			2.4
Total assets	$671,378			$659,707			1.8

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$79,405			$84,102			(5.6)%
Interest-bearing deposits
Interest checking	128,642	757	1.19	125,360	748	1.20	2.6
Money market savings	186,213	2,830	3.07	202,444	3,907	3.38	(8.0)
Savings accounts	54,243	422	1.57	40,250	52.26		34.8
Time deposits	56,199	1,043	3.74	56,329	1,205	4.30	(.2)
Total interest-bearing deposits	425,297	5,052	2.40	424,383	5,912	2.80	.2
Short-term borrowings	20,827	540	5.23	16,731	568	6.82	24.5
Long-term debt	60,360	1,385	4.63	52,794	1,263	4.81	14.3
Total interest-bearing liabilities	506,484	6,977	2.78	493,908	7,743	3.15	2.5
Other liabilities	24,772			25,385			(2.4)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	53,450			49,041			9.0
Total U.S. Bancorp shareholders' equity	60,258			55,849			7.9
Noncontrolling interests	459			463			(.9)
Total equity	60,717			56,312			7.8
Total liabilities and equity	$671,378			$659,707			1.8
Net interest income		$8,202			$8,067
Gross interest margin			2.21%			2.12%
Gross interest margin without taxable-equivalent increments			2.19			2.10

Percent of Earning Assets
Interest income			4.99%			5.27%
Interest expense			2.30			2.59
Net interest margin			2.69%			2.68%
Net interest margin without taxable-equivalent increments			2.67%			2.66%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Yields on investment securities are computed based on amortized cost balances, excluding any premiums or discounts recorded related to the transfer of investment securities at fair value from available-for-sale to held-to-maturity. Yields include impacts of hedge accounting, including portfolio level basis adjustments.
(c)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

LOAN PORTFOLIO
	June 30, 2025		March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$143,135	37.7	$139,840	36.6	$135,254	35.6	$129,434	34.6	$131,043	34.9
Lease financing	4,281	1.1	4,241	1.1	4,230	1.1	4,204	1.1	4,205	1.1
Total commercial	147,416	38.8	144,081	37.7	139,484	36.7	133,638	35.7	135,248	36.0

Commercial real estate
Commercial mortgages	38,144	10.0	38,064	10.0	38,619	10.2	39,602	10.6	40,844	10.9
Construction and
development	10,037	2.7	10,270	2.7	10,240	2.7	11,017	2.9	11,043	2.9
Total commercial
real estate	48,181	12.7	48,334	12.7	48,859	12.9	50,619	13.5	51,887	13.8

Residential mortgages
Residential mortgages	108,913	28.6	113,112	29.6	112,806	29.7	111,790	29.9	110,680	29.4
Home equity loans, first
liens	5,562	1.5	5,795	1.5	6,007	1.6	6,244	1.6	6,467	1.7
Total residential
mortgages	114,475	30.1	118,907	31.1	118,813	31.3	118,034	31.5	117,147	31.1

Credit card	30,023	7.9	29,223	7.7	30,350	8.0	29,037	7.8	28,715	7.6

Other retail
Retail leasing	3,816	1.0	3,928	1.0	4,040	1.0	4,038	1.1	4,178	1.1
Home equity and second
mortgages	13,761	3.6	13,540	3.6	13,565	3.6	13,364	3.6	13,180	3.5
Revolving credit	4,062	1.1	3,791	1.0	3,747	1.0	3,644	1.0	3,597	1.0
Installment	14,220	3.7	14,190	3.7	14,373	3.8	14,482	3.9	14,169	3.8
Automobile	4,289	1.1	5,825	1.5	6,601	1.7	7,308	1.9	8,012	2.1
Total other retail	40,148	10.5	41,274	10.8	42,326	11.1	42,836	11.5	43,136	11.5
Total loans	$380,243	100.0	$381,819	100.0	$379,832	100.0	$374,164	100.0	$376,133	100.0

Supplemental Business Segment Schedules Second Quarter 2025
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,801	$1,780	$1,958	$1,920	$1,928
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	702	679	702	666	648
Service charges	160	149	141	134	146
Capital markets revenue	190	189	162	205	200
Mortgage banking revenue	—	—	—	—	—
Investment products fees	90	87	87	84	82
Securities gains (losses), net	—	—	—	—	—
Other	57	63	60	56	54
Total noninterest income	1,199	1,167	1,152	1,145	1,130
Total net revenue	3,000	2,947	3,110	3,065	3,058
Noninterest Expense
Compensation and employee benefits	535	522	498	530	548
Other intangibles	46	46	50	52	52
Net shared services	538	529	531	535	555
Other direct expenses	234	240	242	229	226
Total noninterest expense	1,353	1,337	1,321	1,346	1,381
Income before provision and income taxes	1,647	1,610	1,789	1,719	1,677
Provision for Credit Losses	183	10	50	94	100
Income before income taxes	1,464	1,600	1,739	1,625	1,577
Income taxes and taxable-equivalent adjustment	366	400	435	406	394
Net income	1,098	1,200	1,304	1,219	1,183
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,098	$1,200	$1,304	$1,219	$1,183

FINANCIAL RATIOS
Return on average assets	2.08%	2.33%	2.56%	2.42%	2.34%
Net interest margin (taxable-equivalent basis)	3.73	3.80	4.22	4.18	4.23
Efficiency ratio	45.1	45.4	42.5	43.9	45.2

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$123,864	$121,193	$115,926	$113,813	$115,746
Commercial real estate	34,061	34,611	35,595	36,908	37,427
Residential mortgages	17,370	16,580	16,137	15,731	15,189
Credit card	—	—	—	—	—
Other retail	5,782	5,620	5,540	5,435	5,445
Total loans	181,077	178,004	173,198	171,887	173,807
Other Earning Assets	12,778	11,957	11,399	10,740	9,590
Total earning assets	193,855	189,961	184,597	182,627	183,397
Non-earning Assets
Goodwill	4,826	4,824	4,824	4,824	4,824
Other intangible assets	817	863	903	955	1,007
Other non-earning assets	12,456	13,008	12,463	11,850	14,085
Total non-earning assets	18,099	18,695	18,190	17,629	19,916
Total assets	211,954	208,656	202,787	200,256	203,313
Deposits
Noninterest-bearing deposits	54,422	55,171	57,013	54,402	57,362
Interest checking	58,784	53,242	53,159	53,873	52,580
Savings products	141,460	152,162	154,696	151,023	153,209
Time deposits	9,850	10,810	11,486	12,276	12,444
Total deposits	264,516	271,385	276,354	271,574	275,595
Other Interest-bearing Liabilities	16,269	16,059	15,698	15,885	15,761
Other Noninterest-bearing Liabilities	8,179	8,903	8,764	8,526	10,748
Total liabilities	288,964	296,347	300,816	295,985	302,104
Total U.S. Bancorp Shareholders' Equity	21,817	21,550	21,237	21,279	21,487
Noncontrolling Interests	—	—	—	—	—
Total Equity	21,817	21,550	21,237	21,279	21,487
NET INTEREST SPREADS (%)
Total earning assets	1.12	1.17	1.20	1.19	1.16
Total assets	.67	.69	.70	.66	.58
Total deposits	2.53	2.51	2.69	2.99	3.02
Total liabilities	2.49	2.49	2.67	2.95	3.00
CREDIT QUALITY
Net Charge-offs
Commercial	$48	$66	$73	$73	$72
Commercial real estate	58	(5)	46	67	35
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	$106	$61	$119	$140	$107
Net Charge-off Ratios
Commercial	.16%	.22%	.25%	.26%	.25%
Commercial real estate	.68	(.06)	.51	.72	.38
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	.23%	.14%	.27%	.32%	.25%

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Nonperforming Assets
Nonperforming loans	$1,240	$1,273	$1,384	$1,359	$1,353
Other nonperforming assets	1	—	—	—	1
Total nonperforming assets	$1,241	$1,273	$1,384	$1,359	$1,354

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$43,990	$43,707	$44,406	$45,882	$47,157
Wealth management	30,319	29,167	28,711	28,098	27,718
Institutional client group	91,476	90,573	85,408	83,482	84,477
Other	15,292	14,557	14,673	14,425	14,455
Total	$181,077	$178,004	$173,198	$171,887	$173,807

Average Deposit Balances
Commercial real estate division	$15,500	$15,530	$16,956	$16,194	$15,307
Wealth management	45,128	45,183	44,189	43,246	43,991
Institutional client group	133,571	134,930	134,323	131,537	134,279
Global corporate trust	54,386	59,347	66,421	66,610	67,468
Other	15,931	16,395	14,465	13,987	14,550
Total	$264,516	$271,385	$276,354	$271,574	$275,595

Noninterest Income
Trust and investment management fees
Wealth management	$172	$167	$177	$169	$166
U.S. Bancorp Asset Management	62	64	62	61	60
Global corporate trust	231	219	230	213	204
Global fund services	156	153	155	149	147
Institutional trust & custody	67	63	64	62	61
Other	14	13	14	12	10
Global capital markets	246	240	203	246	238
Treasury management	160	149	141	134	146
All other noninterest income	91	99	106	99	98
Total	$1,199	$1,167	$1,152	$1,145	$1,130

Assets Under Management by Category *
Equity	$79,084	$80,414	$81,688	$79,653	$73,940
Fixed income	232,453	224,349	214,329	213,602	217,792
Money market	187,799	182,768	171,192	160,592	154,977
Other	37,037	36,741	37,916	35,188	33,622
Total	$536,373	$524,272	$505,125	$489,035	$480,331

* Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,843	$1,768	$1,912	$1,928	$1,912
Noninterest Income
Card revenue	3	2	2	2	3
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	1	1
Service charges	172	162	168	166	174
Capital markets revenue	6	5	5	6	6
Mortgage banking revenue	162	173	116	155	160
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	62	64	74	71	70
Total noninterest income	406	407	366	401	414
Total net revenue	2,249	2,175	2,278	2,329	2,326
Noninterest Expense
Compensation and employee benefits	528	523	543	556	551
Other intangibles	59	59	65	67	67
Net shared services	704	684	696	698	701
Other direct expenses	307	303	325	337	319
Total noninterest expense	1,598	1,569	1,629	1,658	1,638
Income before provision and income taxes	651	606	649	671	688
Provision for Credit Losses	39	62	80	18	30
Income before income taxes	612	544	569	653	658
Income taxes and taxable-equivalent adjustment	153	136	142	163	165
Net income	459	408	427	490	493
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$459	$408	$427	$490	$493

FINANCIAL RATIOS
Return on average assets	1.11%	0.99%	1.01%	1.15%	1.18%
Net interest margin (taxable-equivalent basis)	4.78	4.61	4.82	4.85	4.89
Efficiency ratio	71.1	72.1	71.5	71.2	70.4

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$4,525	$4,054	$4,306	$4,323	$4,053
Commercial real estate	11,769	11,603	11,607	11,762	11,958
Residential mortgages	98,246	102,264	102,268	101,827	101,288
Credit card	—	—	—	—	—
Other retail	35,121	35,993	36,865	37,338	37,632
Total loans	149,661	153,914	155,046	155,250	154,931
Other Earning Assets	4,875	1,778	2,738	2,738	2,278
Total earning assets	154,536	155,692	157,784	157,988	157,209
Non-earning Assets
Goodwill	4,326	4,325	4,326	4,326	4,326
Other intangible assets	4,277	4,368	4,324	4,405	4,734
Other non-earning assets	2,036	2,114	2,266	2,161	2,436
Total non-earning assets	10,639	10,807	10,916	10,892	11,496
Total assets	165,175	166,499	168,700	168,880	168,705
Deposits
Noninterest-bearing deposits	19,610	19,117	20,154	20,652	20,845
Interest checking	70,942	70,866	70,446	70,161	71,684
Savings products	91,914	91,424	90,974	90,188	91,836
Time deposits	38,047	36,659	37,287	38,988	37,492
Total deposits	220,513	218,066	218,861	219,989	221,857
Other Interest-bearing Liabilities	1,538	1,728	1,466	1,176	965
Other Noninterest-bearing Liabilities	1,880	1,842	2,051	2,007	2,143
Total liabilities	223,931	221,636	222,378	223,172	224,965
Total U.S. Bancorp Shareholders' Equity	13,562	13,705	14,051	14,244	14,558
Noncontrolling Interests	—	—	—	—	—
Total Equity	13,562	13,705	14,051	14,244	14,558
NET INTEREST SPREADS (%)
Total earning assets	1.35	1.43	1.34	1.33	1.34
Total assets	1.03	1.11	1.02	1.00	1.00
Total deposits	3.98	4.07	4.31	4.75	4.76
Total liabilities	3.95	4.04	4.28	4.71	4.73
CREDIT QUALITY
Net Charge-offs
Commercial	$16	$12	$13	$15	$15
Commercial real estate	(1)	1	1	3	1
Residential mortgages	(1)	—	(2)	(3)	(4)
Credit card	—	—	—	—	—
Other retail	52	62	62	50	47
Total net charge-offs	$66	$75	$74	$65	$59
Net Charge-off Ratios
Commercial	1.42%	1.20%	1.20%	1.38%	1.49%
Commercial real estate	(.03)	.03	.03	.10	.03
Residential mortgages	—	—	(.01)	(.01)	(.02)
Credit card	—	—	—	—	—
Other retail	.59	.70	.67	.53	.50
Total net charge-offs	.18%	.20%	.19%	.17%	.15%

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Nonperforming Assets
Nonperforming loans	$391	$383	$386	$398	$401
Other nonperforming assets	21	23	21	21	23
Total nonperforming assets	$412	$406	$407	$419	$424

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$3,868	$3,990	$4,035	$4,087	$4,185
Home equity and second mortgages	11,248	11,122	11,017	10,807	10,598
Other	20,005	20,881	21,813	22,444	22,849
Total other retail	$35,121	$35,993	$36,865	$37,338	$37,632
Home equity first lien*	$5,093	$5,296	$5,498	$5,721	$5,930
Home equity loans	2,621	2,492	2,381	2,226	2,028
Home equity lines	8,627	8,630	8,636	8,581	8,570
Total home equity	$16,341	$16,418	$16,515	$16,528	$16,528
Net Charge-off Ratios (%)
Retail leasing	1.04	1.32	.79	.39	.29
Home equity and second mortgages	—	(.04)	.04	(.04)	—
Other	.84	.97	.97	.83	.77
Total other retail	.59	.70	.67	.53	.50
Retail Credit Production
Indirect loan/lease production volume	$1,367	$1,141	$1,397	$1,798	$1,929
Direct branch loan/line production volume	1,935	1,499	1,430	1,417	1,754
Other production volume	1,004	817	547	469	522
Total retail credit production volume	$4,306	$3,457	$3,374	$3,684	$4,205
Branch and ATM Data
# of branches	2,081	2,117	2,165	2,187	2,207
# of U.S. Bank ATMs	4,320	4,476	4,489	4,515	4,534

* Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales (a)	$80	$71	$67	$89	$80
Loan servicing	172	172	173	170	176
Mortgage servicing rights fair value changes
net of economic hedges (b)	(4)	2	(14)	(10)	(6)
Other changes in mortgage servicing rights fair value (c)	(86)	(72)	(110)	(94)	(90)
Total mortgage banking revenue	$162	$173	$116	$155	$160
Mortgage production volume	$9,645	$6,562	$10,211	$11,076	$9,449
Mortgage application volume	$14,363	$11,631	$11,087	$17,089	$14,415
Mortgages serviced for others (d)(e)	$220,795	$216,701	$216,648	$215,286	$225,780
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of June 30, 2025, was as follows:
(Dollars in Millions)		HFA (f)	Government	Conventional (g)	Total
Servicing portfolio (h)		$54,999	$24,371	$136,490	$215,860
Fair value		$834	$481	$1,990	$3,305
Value (bps) (i)		152	197	146	153
Weighted-average servicing fees (bps)		35	45	25	30
Multiple (value/servicing fees)		4.29	4.42	5.75	5.09
Weighted-average note rate		5.05%	4.38%	3.96%	4.29%
Weighted-average age (in years)		4.6	6.5	5.3	5.3
Weighted-average expected prepayment (constant prepayment rate)		10.0%	10.4%	8.2%	8.9%
Weighted-average expected life (in years)		7.5	6.7	7.3	7.3
Weighted-average option adjusted spread (j)		7.4%	6.6%	5.1%	5.9%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$730	$742	$729	$727	$673
Noninterest Income
Card revenue	439	396	431	424	425
Corporate payment products revenue	192	189	191	203	195
Merchant processing services	474	415	419	440	454
Trust and investment management fees	—	—	—	—	—
Service charges	—	—	—	—	—
Capital markets revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	11	35	10	6	19
Total noninterest income	1,116	1,035	1,051	1,073	1,093
Total net revenue	1,846	1,777	1,780	1,800	1,766
Noninterest Expense
Compensation and employee benefits	220	216	214	218	217
Other intangibles	20	18	24	23	23
Net shared services	537	549	543	533	529
Other direct expenses	251	228	238	227	223
Total noninterest expense	1,028	1,011	1,019	1,001	992
Income before provision and income taxes	818	766	761	799	774
Provision for Credit Losses	384	317	463	404	388
Income before income taxes	434	449	298	395	386
Income taxes and taxable-equivalent adjustment	109	112	75	99	97
Net income	325	337	223	296	289
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$325	$337	$223	$296	$289

FINANCIAL RATIOS
Return on average assets	2.72%	2.92%	1.83%	2.50%	2.52%
Net interest margin (taxable-equivalent basis)	6.93	7.22	6.85	6.94	6.61
Efficiency ratio	55.7	56.9	57.2	55.6	56.2

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$12,504	$12,067	$12,439	$12,511	$12,334
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	29,588	29,404	29,438	28,994	28,349
Other retail	137	140	146	148	149
Total loans	42,229	41,611	42,023	41,653	40,832
Other Earning Assets	5	57	290	8	115
Total earning assets	42,234	41,668	42,313	41,661	40,947
Non-earning Assets
Goodwill	3,425	3,392	3,399	3,371	3,327
Other intangible assets	258	249	262	266	281
Other non-earning assets	1,923	1,520	2,573	1,898	1,541
Total non-earning assets	5,606	5,161	6,234	5,535	5,149
Total assets	47,840	46,829	48,547	47,196	46,096
Deposits
Noninterest-bearing deposits	2,512	2,682	2,592	2,653	2,706
Interest checking	1	1	—	—	—
Savings products	93	92	93	94	95
Time deposits	1	1	1	1	1
Total deposits	2,607	2,776	2,686	2,748	2,802
Other Interest-bearing Liabilities	331	228	178	220	342
Other Noninterest-bearing Liabilities	5,377	4,880	5,774	5,073	4,712
Total liabilities	8,315	7,884	8,638	8,041	7,856
Total U.S. Bancorp Shareholders' Equity	10,235	10,229	10,154	9,958	9,941
Noncontrolling Interests	—	—	—	—	—
Total Equity	10,235	10,229	10,154	9,958	9,941
NET INTEREST SPREADS (%)
Total earning assets	6.18	6.51	6.21	6.32	6.00
Total assets	4.94	5.30	4.80	4.98	4.75
Total deposits	5.23	5.11	5.48	5.94	6.03
Total liabilities	4.39	4.48	4.74	5.19	5.17
CREDIT QUALITY
Net Charge-offs
Commercial	$63	$63	$60	$59	$57
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	317	325	317	299	315
Other retail	1	1	1	1	1
Total net charge-offs	$381	$389	$378	$359	$373
Net Charge-off Ratios
Commercial	2.02%	2.12%	1.92%	1.88%	1.86%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	4.30	4.48	4.28	4.10	4.47
Other retail	2.93	2.90	2.72	2.69	2.70
Total net charge-offs	3.62%	3.79%	3.58%	3.43%	3.67%

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
OTHER INFORMATION
Total Noninterest Income
Retail payment solutions	$442	$423	$436	$427	$442
Corporate payment systems	195	192	194	206	197
Global merchant acquiring	479	420	421	440	454
Total	$1,116	$1,035	$1,051	$1,073	$1,093
Payment Volumes
Retail payment solutions (issuing)
Credit card	$38,132	$34,960	$37,640	$36,912	$36,504
Debit and prepaid card	27,821	26,029	27,247	27,299	26,766
Total retail payment solutions	$65,953	$60,989	$64,887	$64,211	$63,270

Corporate payment systems (issuing)	$22,317	$21,612	$21,859	$23,808	$22,391

Merchant volume (acquiring)	$155,853	$143,505	$142,576	$148,338	$147,809
# of merchant transactions	2,259,541,900	2,014,546,904	2,112,763,544	2,171,741,540	2,136,671,083

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($294)	($168)	($423)	($409)	($461)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Service charges	4	4	5	2	2
Capital markets revenue	194	188	197	186	168
Mortgage banking revenue	—	—	—	—	30
Investment products fees	—	—	—	—	—
Securities gains (losses), net	(57)	—	(1)	(119)	(36)
Other	62	35	63	10	14
Total noninterest income	203	227	264	79	178
Total net revenue	(91)	59	(159)	(330)	(283)
Noninterest Expense
Compensation and employee benefits	1,317	1,376	1,352	1,333	1,303
Other intangibles	(1)	—	—	—	—
Net shared services	(1,779)	(1,762)	(1,770)	(1,766)	(1,785)
Other direct expenses	665	701	760	632	685
Total noninterest expense	202	315	342	199	203
Income (loss) before provision and income taxes	(293)	(256)	(501)	(529)	(486)
Provision for Credit Losses	(105)	148	(33)	41	50
Income (loss) before income taxes	(188)	(404)	(468)	(570)	(536)
Income taxes and taxable-equivalent adjustment	(127)	(175)	(184)	(287)	(182)
Net income (loss)	(61)	(229)	(284)	(283)	(354)
Net (income) loss attributable to noncontrolling interests	(6)	(7)	(7)	(8)	(8)
Net income (loss) attributable to U.S. Bancorp	($67)	($236)	($291)	($291)	($362)

FINANCIAL RATIOS (%)
Return on average assets	nm	nm	nm	nm	nm
Net interest margin (taxable-equivalent basis)	nm	nm	nm	nm	nm
Efficiency ratio	nm	nm	nm	nm	nm

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
AVERAGE BALANCE SHEET
Loans
Commercial	$2,924	$2,816	$2,713	$2,491	$2,206
Commercial real estate	2,636	2,676	2,669	2,784	2,904
Residential mortgages	—	—	1	1	1
Credit card	—	—	—	—	—
Other retail	2	7	5	4	4
Total loans	5,562	5,499	5,388	5,280	5,115
Other Earning Assets	217,155	217,410	224,186	219,624	222,224
Total earning assets	222,717	222,909	229,574	224,904	227,339
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	8	8	8	9	9
Other non-earning assets	25,647	24,492	22,291	23,395	20,042
Total non-earning assets	25,655	24,500	22,299	23,404	20,051
Total assets	248,372	247,409	251,873	248,308	247,390
Deposits
Noninterest-bearing deposits	2,573	2,726	3,150	3,232	2,505
Interest checking	1,872	1,542	1,506	1,597	1,445
Savings products	1,791	2,035	1,994	2,055	2,101
Time deposits	9,018	8,004	7,762	7,562	7,604
Total deposits	15,254	14,307	14,412	14,446	13,655
Other Interest-bearing Liabilities	67,007	59,170	57,693	55,283	52,905
Other Noninterest-bearing Liabilities	8,514	9,978	8,698	8,969	7,527
Total liabilities	90,775	83,455	80,803	78,698	74,087
Total U.S. Bancorp Shareholders' Equity	15,285	14,127	13,370	12,802	10,043
Noncontrolling Interests	457	460	460	461	463
Total Equity	15,742	14,587	13,830	13,263	10,506
NET INTEREST SPREADS (%)
Total earning assets	nm	nm	nm	nm	nm
Total assets	nm	nm	nm	nm	nm
Total deposits	nm	nm	nm	nm	nm
Total liabilities	nm	nm	nm	nm	nm
CREDIT QUALITY
Net Charge-offs
Commercial	$1	$22	$—	$—	($1)
Commercial real estate	—	—	(9)	—	—
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	—	—	—	—
Total net charge-offs	$1	$22	($9)	$—	($1)
Net Charge-off Ratios (%)
Commercial	nm	nm	nm	nm	nm
Commercial real estate	nm	nm	nm	nm	nm
Residential mortgages	nm	nm	nm	nm	nm
Credit card	nm	nm	nm	nm	nm
Other retail	nm	nm	nm	nm	nm
Total net charge-offs	nm	nm	nm	nm	nm

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Nonperforming Assets
Nonperforming loans	$6	$29	$23	$52	$56
Other nonperforming assets	21	19	18	18	18
Total nonperforming assets	$27	$48	$41	$70	$74